SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 3, 2004


                             MICREL, INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 0-25236                            94-2526744
        -------------------------           -------------------------
        (Commission File Number)                 (I.R.S. Employer
                                                 Identification No.)

                2180 Fortune Drive, San Jose, CA            95131
           ---------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


                                (408) 944-0800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.      Other Events.

   On March 3, 2004 Micrel, Incorporated ("Micrel") announced the closing of its acquisition of Bluechip Communications AS. A copy of the press release issued by Micrel announcing the closing of the acquisition is attached hereto and filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired
      -------------------------------------------

      Not Applicable.

(b)   Pro Forma Financial Information
      -------------------------------

      Not Applicable.

(c)   Exhibits
      --------

      99.1 Press Release of Micrel, Incorporated, dated March 3, 2004, announcing the completion of the acquisition of Bluechip Communications AS.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICREL, INCORPORATED
                                          (the Registrant)


                                        By: /s/ Richard D. Crowley
                                            -------------------------
                                            Richard D. Crowley
                                            Vice President, Finance and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

Dated:  March 3, 2004

                                 EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------
99.1                              Press release of Micrel, Incorporated, dated
                                  March 3, 2004, announcing the completion of the acquisition of Bluechip Communications AS